UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2010

HELI ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53692	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

No. 50 Fengxiang South Road, Jianggao Town, Baiyun District Guangzhou, P.R. China
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (86) 020-36356928

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws

On December 23, 2010, we filed a certificate of correction with the Nevada Secretary of State to correct the par value on our common stock. The par value is now $0.00001. The certificate of correction is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

3.1	Certificate of Correction filed with the Nevada Secretary of State on December 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELI ELECTRONICS CORP.

/s/ Xin Qiu
Xin Qiu
President and Director

Date: December 27, 2010